Supplement to the John Hancock Technology Fund
              Statement of Additional Information dated May 1, 2000

Shareholders of record on September 12, 2000 will be asked to amend the investment objective to eliminate income as a secondary objective and to modernize the fund's fundamental investment restrictions by approving changes to these restrictions. If these changes are approved by shareholders, the restrictions will be substantially as follows:

FUNDAMENTAL INVESTMENT RESTRICTIONS (AS PROPOSED)

The Fund may not:

(1) With respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer.

(2) Issue senior securities, except as permitted by paragraphs (3), (6) and (7) below, and as otherwise permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

(3) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(4) Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be an underwriter for purposes of the 1933 Act.

(5) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

(6) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivative include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

(7) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or nor the purchase is made upon the original issuance of the securities.

NON-FUNDAMENTAL RESTRICTIONS: (AS PROPOSED)

The Fund may not:

(1) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds.

(2) Purchase securities on margin, although it may obtain such short-term credits as may be necessary for the clearance of securities purchased.

(3) Make short sales of securities or maintain a short position.

(4) Purchase or sell puts, calls, straddles, spreads or any combination thereof, except that (i) it may sell call options listed on a national securities exchange against its portfolio securities if such call options remain fully covered throughout the exercise period and where such underlying securities have an aggregate value (determined as of the date the calls are sold) not exceeding 5% of the total assets of the Fund, and (ii) the Fund may purchase call options in related "closing purchase transactions," where not more than 5% of its total assets are invested in such options.

(5) Invest in companies for the purpose of exercising control.

(6) Invest more than 15% of its net assets in illiquid securities.

(7) Invest less than 65% of the value of its total assets (exclusive of cash, U.S. Government securities and short-term commercial paper) in securities of companies which rely extensively on technology in product development or operation, except temporarily during periods when economic conditions with respect to such companies in that industry are unfavorable.

September 13, 2000
SAI 9/00